UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 23, 2009 (July 22, 2009)
WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34046 (Commission File Number)	26-1075808 (IRS Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive office) (Zip Code)
(832) 636-6000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation
Item 3.02 Unregistered Sales of Equity Securities
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-3.1
EX-10.1
EX-10.2
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
Term Loan Agreement
     On July 22, 2009, in connection with the consummation of the transactions contemplated by the Contribution Agreement (the “Contribution Agreement”), dated July 10, 2009, among Western Gas Resources, Inc. (“WGR”), WGR Asset Holding Company LLC, Anadarko Uintah Midstream, LLC, WGR Holdings, LLC (“WGR Holdings”), Western Gas Holdings, LLC (the “General Partner”), WES GP, Inc., Western Gas Partners, LP (the “Partnership”), Western Gas Operating, LLC and WGR Operating, LP, the Partnership entered into a Term Loan Agreement (the “Term Loan Agreement”) with Anadarko Petroleum Corporation (“Anadarko”) under which Anadarko loaned $101,450,500 to the Partnership to fund a portion of the Partnership’s acquisition of certain assets pursuant to the Contribution Agreement, as described further under Item 2.01 below. The borrowing under the Term Loan Agreement has a maturity of three years and will bear interest at a rate of 7.00% through the period ending on July 15, 2012. The Partnership has the option to repay the loan (plus accrued and unpaid interest) in whole or in part on any business day with five business days’ prior notice. The terms of the Term Loan Agreement provide that amounts due are non-recourse to the General Partner and limited partners of the Partnership. The Term Loan Agreement contains customary events of default, including (i) nonpayment of principal when due or nonpayment of interest or other amounts within three business days of when due; (ii) bankruptcy or insolvency with respect to the Partnership; or (iii) a change of control. All amounts due by the Partnership under the Term Loan Agreement are unconditionally and irrevocably guaranteed by WGR. All of the parties to the Contribution Agreement and the Term Loan Agreement are affiliates of Anadarko.
     The foregoing description of the Term Loan Agreement is incomplete and is qualified in its entirety by reference to the full and complete terms of the Term Loan Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1.
Omnibus Agreement Amendment
     On July 22, 2009, in connection with the consummation of the transactions contemplated by the Contribution Agreement, the Partnership entered into an amendment (the “Omnibus Agreement Amendment”) to the Omnibus Agreement dated May 14, 2008 among the Partnership, the General Partner, and Anadarko, as amended by Amendment No. 1 thereto dated December 19, 2008. The Omnibus Agreement Amendment increases the limit on the amount of general and administrative expenses required to be reimbursed by the General Partner, the Partnership and certain of the Partnership’s subsidiaries to Anadarko from $6.65 million annually to $6.9 million annually. This increase is attributable to the increase in services to be provided by Anadarko to the Partnership as a result of the Partnership’s acquisition of assets pursuant to the Contribution Agreement.
     The foregoing description is incomplete and is qualified in its entirety by reference to the full text of the Omnibus Agreement Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
     The Contribution Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On July 22, 2009, pursuant to the terms and conditions of the Contribution Agreement, the Partnership completed its previously announced acquisition of certain midstream assets from certain affiliates of Anadarko, consisting of (i) a 51% membership interest in Chipeta Processing LLC, which owns the Chipeta natural gas processing plant (the “Acquisition”), and (ii) certain other related rights and assets, for aggregate consideration of approximately $107 million, consisting of $101,450,500 in cash (the “Cash Consideration”), which the Partnership financed through the Term Loan Agreement described in Item 1.01, 351,424 common units of the Partnership (the “Common Units”) and 7,172 general partner units of the Partnership (the “General Partner Units”). The Chipeta natural gas processing plant includes two processing trains (a 250 MMcf/d cryogenic unit and a refrigeration unit with a design capacity of 240 MMcf/d) that provide fee-based processing services to Anadarko and third-party producers in the Greater Natural Buttes field located in the Uintah Basin in northeastern Utah. All of the parties to the Contribution Agreement are affiliates of Anadarko.
Item 2.03 Creation of a Direct Financial Obligation.
     The information set forth under Item 1.01 above with respect to the Term Loan Agreement is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.
     As part of the consideration for the Acquisition described in Item 2.01, the Partnership issued 351,424 common units on July 22, 2009 to WGR Holdings and 7,172 general partner units to the General Partner. The Common Units and the General Partner Units were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 22, 2009 and in connection with the consummation of the transactions contemplated by the Contribution Agreement, the Partnership entered into Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amendment”). The Amendment permits the Partnership to make a special one-time cash distribution to WGR Holdings (without a corresponding distribution to the General Partner or the limited partners of the Partnership) in an amount equal to the Cash Consideration. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

2.1#	Contribution Agreement, dated as of July 10, 2009, by and among Western Gas Resources, Inc., WGR Asset Holding Company LLC, Anadarko Uintah Midstream, LLC, WGR Holdings, LLC, Western Gas Holdings, LLC, WES GP, Inc., Western Gas Partners, LP, Western Gas Operating, LLC and WGR Operating, LP.

3.1	Amendment No. 3 to First Amended and Restated Agreement of Limited Partnership of Western Gas Partners, LP dated July 22, 2009.

10.1	Term Loan Agreement due 2012 dated as of July 22, 2009 by and between Anadarko Petroleum Corporation and Western Gas Partners, LP.

10.2	Amendment No. 2 to Omnibus Agreement by and among Western Gas Partners, LP, Western Gas Holdings, LLC, and Anadarko Petroleum Corporation, dated as of July 22, 2009.

99.1	Western Gas Partners, LP Press Release, dated July 23, 2009.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN GAS PARTNERS, LP

	By:	Western Gas Holdings, LLC, its general partner

Dated: July 23, 2009	By:	/s/ Robert G. Gwin Robert G. Gwin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

2.1#	Contribution Agreement, dated as of July 10, 2009, by and among Western Gas Resources, Inc., WGR Asset Holding Company LLC, Anadarko Uintah Midstream, LLC, WGR Holdings, LLC, Western Gas Holdings, LLC, WES GP, Inc., Western Gas Partners, LP, Western Gas Operating, LLC and WGR Operating, LP.

3.1	Amendment No. 3 to First Amended and Restated Agreement of Limited Partnership of Western Gas Partners, LP dated July 22, 2009.

10.1	Term Loan Agreement due 2012 dated as of July 22, 2009 by and between Anadarko Petroleum Corporation and Western Gas Partners, LP.

10.2	Amendment No. 2 to Omnibus Agreement by and among Western Gas Partners, LP, Western Gas Holdings, LLC, and Anadarko Petroleum Corporation, dated as of July 22, 2009.

99.1	Western Gas Partners, LP Press Release, dated July 23, 2009.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.